 Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of InnoVision Labs, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Nimrod Madar, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 25, 2016	/s/ Nimrod Madar
Name: Nimrod Madar Title: Chief Executive Officer

The certification set forth above is being furnished as an Exhibit solely pursuant to Section 906 of the Sarbanes–Oxley Act of 2002 and is not being filed as part of the Annual Report of InnoVision Labs, Inc. on Form 10-K for the period ending December 31, 2015, or as a separate disclosure document of the Company or the certifying officers.